UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2010

PEBBLEBROOK HOTEL TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On December 15, 2010, Pebblebrook Hotel Trust (the "Company") issued a press release announcing it will pay a dividend of $0.12 per common share of beneficial interest for the quarter ending December 31, 2010. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorpoarted by reference herein.

This information, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any of those filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01 of this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events.

The Company will pay a dividend of $0.12 per common share of beneficial interest for the quarter ending December 31, 2010. The dividend will be paid on Janaury 14, 2011 to common shareholders of record on December 31, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Press release issued December 15, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

December 15, 2010	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice Presidend, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued on December 15, 2010